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             CASH COLLATERAL ACCOUNTS PLEDGE AND SECURITY AGREEMENT




                         DATED AS OF SEPTEMBER 29, 1995









         -C-COPYRIGHT 1995 BY THE MOHEGAN TRIBAL GAMING AUTHORITY, TRADING COVE ASSOCIATES AND SUN INTERNATIONAL HOTELS LIMITED. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT PERMISSION VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL BE SUBJECT TO LEGAL PROSECUTION.

WARNING:  UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS.




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

                         TABLE OF CONTENTS



                                                            Page

1.   DEFINITIONS . . . . . . . . . . . . . . . .  . . . . .    1
     1.1    DEFINED TERMS. . . . . .  . . . . . . . . . . .    1
     1.2    INDENTURE DEFINED TERMS . . . . . . . . . . . .    3
     1.3    INDEX OF ADDITIONAL DEFINED TERMS . . . . . . .    4

2.   PLEDGE AND GRANT OF SECURITY INTEREST - ESTABLISHMENT OF CASH
        COLLATERAL ACCOUNTS  . . . . . . . . . . . . . . . .   4
     2.1 . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     2.2 . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     2.3 . . . . . . . . . . . . . . . . . . . . . . . . . .   5

3.   WITHDRAWALS OF FUNDS FROM CASH COLLATERAL ACCOUNTS. . .   5
     3.1 . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     3.2 . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     3.3 . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     3.4 . . . . . . . . . . . . . . . . . . . . . . . . . .   8

4.   INVESTMENT OF FUNDS IN THE CASH COLLATERAL ACCOUNTS . .   9
     4.1 . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     4.2 . . . . . . . . . . . . . . . . . . . . . . . . . .   9

5.   EVENTS OF DEFAULT  . .. . . . . . . . . . . . . . . . .  10
     5.1 . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     5.2 . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     5.3 . . . . . . . . . . . . . . . . . . . . . . . . . .  10

6.   CERTAIN MATTERS REGARDING THE BANK AND THE TRUSTEE. . .  10
     6.1    LIMITATION OF BANK'S LIABILITY . . . . . . . . .  10
     6.2    INDEMNITY OF BANK  . . . . . . . . . . . . . . .  11
     6.3    RIGHT TO CONSULT COUNSEL . . . . . . . . . . . .  11
     6.4    AGENCY . . . . . . . . . . . . . . . . . . . . .  11
     6.5    WAIVER OF SETOFF RIGHTS. . . . . . . . . . . . .  11
     6.6    COOPERATION  . . . . . . . . . . . . . . . . . .  11
     6.7    COMPENSATION . . . . . . . . . . . . . . . . . .  11
     6.8    LIMITATION OF TRUSTEE'S LIABILITY. . . . . . . .  12
     6.9    INDEMNITY OF TRUSTEE . . . . . . . . . . . . . .  12

7.   TERMINATION . . . . . . . . . . . . . . . . . . . . . .  12

8.   SUBSTITUTION OF RESIGNATION . . . . . . . . . . . . . .  12

9.   BANK STATEMENTS . . . . . . . . . . . . . . . . . . . .  13


                                  -i-

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10.  CHOICE OF LAW . . . . . . . . . . . . . . . . . . . . .  13

11.  CONSENT TO SUIT.  WAIVER OF JURY TRAIL  . . . . . . . .  13

12.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . .  14
     12.1   WAIVER . . . . . . . . . . . . . . . . . . . . .  14
     12.2   INVALIDITY . . . . . . . . . . . . . . . . . . .  15
     12.3   NO AUTHORITY . . . . . . . . . . . . . . . . . .  15
     12.4   ASSIGNMENT . . . . . . . . . . . . . . . . . . .  15
     12.5   BENEFIT  . . . . . . . . . . . . . . . . . . . .  15
     12.6   TIME . . . . . . . . . . . . . . . . . . . . . .  15
     12.7   ENTIRE AGREEMENT; AMENDMENTS . . . . . . . . . .  15
     12.8   NOTICES  . . . . . . . . . . . . . . . . . . . .  15
     12.9   COUNTERPARTS . . . . . . . . . . . . . . . . . .  16
     12.10  CAPTIONS . . . . . . . . . . . . . . . . . . . .  17

     13.    REMEDIES . . . . . . . . . . . . . . . . . . . .  17
     13.1   ADDITIONAL REMEDIES  . . . . . . . . . . . . . .  17
     13.2   FUTURE ADVANCES  . . . . . . . . . . . . . . . .  18


                 LIST OF SCHEDULES AND EXHIBITS

SCHEDULE I
     FORM OF REVOCATION NOTICE . . . . . . . . . . . . . . .   I
SCHEDULE II
     FORM OF TRUSTEE'S NOTICE  . . . . . . . . . . . . . . . III

EXHIBIT A
     FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (A). . .  IV
EXHIBIT B
     FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (B). . .   V
EXHIBIT C
     FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (C). . .  IX
EXHIBIT D
     FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (D). . .  XI
EXHIBIT E
     FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (E). .  XIII
EXHIBIT F
     FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (F). . . XIV
EXHIBIT G
     FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (G). . . XVI
EXHIBIT H
     FORM OF LETTER UNDER SECTION 4.2(D)(II)(A)

     CASH COLLATERAL ACCOUNTS PLEDGE AND SECURITY AGREEMENT


     CASH COLLATERAL ACCOUNTS PLEDGE AND SECURITY AGREEMENT (as amended from time to time, the "AGREEMENT") dated as of September 29, 1995, by and among First Fidelity Bank, a Connecticut banking corporation, as depository bank for the Cash Collateral Accounts (the "BANK"), First Fidelity Bank, a Connecticut banking corporation, as trustee under the Indenture (as defined below) (the "TRUSTEE"), Trading Cove Associates, a Connecticut partnership (the "MANAGER"), Sun International Hotels Limited, a Bahamian corporation ("SIHL"), the Mohegan Tribal Gaming Authority of the Mohegan Tribe of Indians of Connecticut (the "AUTHORITY"), and the Mohegan Tribe of Indians of Connecticut (the "TRIBE").

                            RECITALS

     A. SENIOR SECURED NOTES. The Authority has issued $175,000,000 in aggregate principal amount of its ___% Senior Secured Notes due 2002 (as the same may be amended from time to time, the "SENIOR SECURED NOTES"). The Senior Secured Notes are issued pursuant to the provisions of an indenture (as the same may be amended from time to time, the "INDENTURE") dated as of September 29, 1995 among the Authority, the Trustee and, for the limited purposes set forth therein, the Tribe. In addition, the Authority has issued $40,000,000 in aggregate principal amount of its Subordinated Notes due 2003 and may issue such additional principal amount of such notes as contemplated by the Secured Completion Guarantee (as defined below), (collectively, as the same may be amended from time to time, the "SUBORDINATED NOTES"). The Subordinated Notes are issued pursuant to the provisions of a note purchase agreement (as amended from time to time, and including the form of Subordinated Note attached thereto, the "PURCHASE AGREEMENT") dated as of September 29, 1995 among the Authority and SIHL.

     B.   COLLATERAL AND COLLATERAL ASSIGNMENT.  Pursuant to
Section 10.12 of the Indenture, the Authority has agreed to pledge and grant to the Trustee, for the ratable benefit of the holders of the Senior Secured Notes, a duly preferred first priority security interest in certain cash required to be deposited in the Cash Collateral Accounts. The purpose of this Agreement is to take any and all actions required to effect and perfect such pledge and security interest and to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Cash Collateral Accounts.

                            AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.

          1.1 DEFINED TERMS. In this Agreement, unless a different meaning clearly appears from the context, the terms defined in this Section 1 shall have the meanings herein specified, such definitions to be equally applicable to both the singular and plural forms of any of the terms defined:

     "ASSET SALE ACCOUNT" means the cash collateral account required to be established by Section 4.10 and Section 10.12 of the Indenture, in which there must be deposited all Net Proceeds from Asset Sales pursuant to Section 4.10 of the Indenture.

     "BANK STATEMENT" means a monthly statement setting forth in reasonable particularity deposits in, withdrawals from and the balance of funds in each of the Cash Collateral Accounts, and the manner in which such funds are invested, and includes any additional statement as the Manager, the Authority or the Trustee may require from time to time regarding the status of Cash Collateral Accounts.

     "BANK'S OFFICE" means the office of the Bank located at 10
State House Square, Hartford, CT 06103-3698.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which federal or state banks are required or permitted by law to close in the State of Connecticut.

     "CASH CONTINGENCY RESERVE FUND" means the account called for by Section 4.26 of the Gaming Facility Management Agreement as in effect on the date hereof. The Manager shall notify the Bank, the Authority and the Trustee of the name and address of the commercial banking institution at which the Cash Contingency Reserve Fund shall be opened initially and of each change thereof.

     "CASH MAINTENANCE ACCOUNT" means the cash collateral account required to be established by Section 4.08 and Section 10.12 of the Indenture, in which there must be deposited the amounts specified in Section 4.08 of the Indenture.

     "CASH COLLATERAL" means (a) all amounts required to be deposited into a Cash Collateral Account, (b) the Cash Collateral Accounts and all funds, cash, Cash Equivalents and other items from time to time acquired by the Bank with funds in the Cash Collateral Accounts, as well as any earnings, proceeds or income therefrom and
(c) any claims, present or future, of the Authority against any Person liable upon or for the payment of any thereof.

     "CASH COLLATERAL ACCOUNT" means each of the Cash Maintenance Account, Depository Account, Interest and Excess Cash Flow Account, Replacement Reserve Account, Event of Loss Account, and Asset Sale Account; and "CASH COLLATERAL ACCOUNTS" means the foregoing accounts collectively.

     "DEPOSITORY ACCOUNT" means the account called for by Section
4.23 of the Gaming Facility Management Agreement as in effect on the date hereof, in which all Gross Revenues are required to be deposited daily.

     "DISBURSEMENT ACCOUNT" means the account called for by Section
4.24 of the Gaming Facility Management Agreement as in effect on the date hereof, from which Operating Expenses may be paid to the exclusion of any other Cash Collateral Account. The Manager shall notify the Bank, the Authority and the Trustee of the name and address of the commercial banking institution at which the Disbursement Account shall be opened initially and of each change thereof.

     "ELIGIBLE INSTITUTION" means (a) the Trustee, (b) an affiliate of the Trustee or (c) a commercial banking institution which is not affiliated with or chartered by the Tribe, which is federally chartered or organized under the laws of the State of Connecticut, has combined capital and surplus of not less than $500 million, and whose debt is rated "A" (or higher) according to Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's").

     "EVENT OF LOSS ACCOUNT" means the account required to be established by Section 4.11 and Section 10.12 of the Indenture, in which there must be deposited all Net Loss Proceeds, pursuant to
Section 4.11 of the Indenture.

     "INTEREST AND EXCESS CASH FLOW ACCOUNT" means the account required to be established by Section 4.26 and Section 10.12 of the Indenture, in which there must be deposited the amounts specified in Section 4.26 of the Indenture.

     "MANAGER" means Trading Cove Associates, a Connecticut partnership, or a successor permitted pursuant to the Indenture.

     "OBLIGATIONS" means all obligations and indebtedness of the Authority under the Senior Secured Notes, and any other obligation now or hereafter arising, of every kind and nature, owed by the Authority under the Indenture, the Senior Secured Notes or the Collateral Documents to the holders of the Senior Secured Notes or the Trustee.

     "OFFICERS' CERTIFICATE" means a disbursement request and certification signed by two authorized signatories of the Authority or the Manager, as the case may be, in the form of Exhibit A, B, C, D, E, F or G to this Agreement, as applicable.

     "PAYMENT INSTRUCTIONS" means, with respect to the Trustee, the Tribe, the Authority or the Manager, written instructions given to the Bank by the applicable Person as to the method and place of payment of any funds to be disbursed to such Person pursuant to this Agreement.

     "PERMITTED PRINCIPAL PAYMENTS" means, payments on the principal of any Indebtedness of the Authority permitted to be incurred under the Indenture (other than the Notes or the Subordinated Notes).

     "REPLACEMENT RESERVE ACCOUNT" means the account called for by
Section 4.12 of the Gaming Facility Management Agreement as in effect on the date hereof.

     "REVOCATION NOTICE" means a notice given by the Trustee to the Bank, with a copy to the Authority and the Manager, in the form of
SCHEDULE I attached hereto. A Revocation Notice shall cease to be "in effect" or "outstanding" for purposes hereof at such time as the Bank shall have received from the Trustee, with a copy to the Authority and the Manager, a notice in the form of SCHEDULE II hereto revoking its standing instructions in the Revocation Notice.

     "TRUSTEE" means First Fidelity Bank, a Connecticut banking corporation, and any successor trustee under the Indenture.

     1.2 INDENTURE DEFINED TERMS. In addition, the following terms shall have the respective meanings assigned to such terms in the Indenture:

     ASSET SALE
     ASSET SALE OFFER
     BLOCKAGE PERIOD
     CASH EQUIVALENTS
     CASH FLOW
     CASH FLOW PARTICIPATION INTEREST
     CHANGE OF CONTROL OFFER
     COLLATERAL DOCUMENTS
     COMMENCEMENT DATE
     DEFAULT
     ESCROW AND DISBURSEMENT AGREEMENT
     EVENT OF LOSS
     EVENT OF LOSS OFFER
     EXCESS CASH FLOW
     EXCESS CASH PURCHASE OFFER
     EXCESS LOSS PROCEEDS
     EXCESS PROCEEDS
     GAMING DISPUTES COURT
     GAMING FACILITY MANAGEMENT AGREEMENT
     GROSS REVENUES
     LEASEHOLD MORTGAGE
     LIEN
     MANAGEMENT AGREEMENT
     MANAGEMENT FEE
     MINIMUM PRIORITY PAYMENT
     NET PROCEEDS
     NET LOSS PROCEEDS
     NET REVENUE
     NOTES
     OFFICER
     OPERATING EXPENSES
     PAYMENT BLOCKAGE
     PAYMENT DEFAULT
     PERSON
     RESORT
     SECURED COMPLETION GUARANTEE
     SUBORDINATED NOTES

     1.3 Index of Additional Defined Terms. In addition, the terms listed in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below:

                                                       Section of
     Defined Term                                      Definition
     ------------                                      ----------

     AGREEMENT . . . . . . . . . . . . . . . . . . . INTRODUCTION
     AUTHORITY . . . . . . . . . . . . . . . . . . . INTRODUCTION
     BANK. . . . . . . . . . . . . . . . . . . . . . INTRODUCTION
     EVENT OF DEFAULT. . . . . . . . . . . . . . . . . . . . .  5
     INDENTURE . . . . . . . . . . . . . . . . . .  A OF RECITALS
     PURCHASE AGREEMENT. . . . . . . . . . . . . .  A OF RECITALS
     SENIOR SECURED NOTES. . . . . . . . . . . . .  A OF RECITALS
     SIHL. . . . . . . . . . . . . . . . . . . . . . INTRODUCTION
     SUBORDINATED NOTES. . . . . . . . . . . . . .  A OF RECITALS
     TRIBE . . . . . . . . . . . . . . . . . . . . . INTRODUCTION


     2. PLEDGE AND GRANT OF SECURITY INTEREST - ESTABLISHMENT OF CASH COLLATERAL ACCOUNTS.

          2.1 The Authority hereby irrevocably grants to the Trustee a first priority perfected security interest in the Cash Collateral, and pledges, assigns and sets over the Cash Collateral to the Trustee, for the ratable benefit of the holders of the Senior Secured Notes, to secure the Obligations. The Tribe hereby represents and warrants that the Authority is the sole owner of the Cash Collateral, with sole power to pledge the Cash Collateral and grant security interests therein, and the Tribe hereby irrevocably consents to such pledge and grant.

          2.2 In order to effectuate the foregoing pledge and grant of security interest in favor of the Trustee, the Authority hereby irrevocably directs the Bank to open at the Bank's Office the following bank accounts in the name of the Trustee, and the Bank has opened the following bank accounts in the name of the
Trustee:

               (a)  the Depository Account, Account No. ______;

               (b)  the Replacement Reserve Account, Account No. ______;

               (c)  the Interest and Excess Cash Flow Account, Account
                    No. ______;

               (d)  the Cash Maintenance Account, Account No. ______;

               (e)  the Event of Loss Account, Account No. _______; and

               (f)  the Asset Sale Account, Account No. ______.

The parties hereto agree that any provision of this Agreement to the contrary notwithstanding, express or implied, the Trustee shall have at all times sole dominion and control over each of the Cash Collateral Accounts and all funds, cash, Cash Equivalents and other items from time to time acquired by the Bank with funds in the Cash Collateral Accounts, as well as any earnings, proceeds or income therefrom.

          2.3 The Authority and the Manager agree that all Gross Revenues (except as otherwise permitted by Section 10.12(c) of the Indenture) shall be deposited daily in the Depository Account, that all Net Proceeds shall be deposited in the Asset Sale Account upon receipt, and that all Net

Loss Proceeds shall be deposited in the Event of Loss Account upon receipt, and further agree that no Gross Revenues (except as otherwise permitted by Section 10.12(c) of the Indenture), Net Proceeds, Net Loss Proceeds or other funds derived from the operation of the Resort or any other commercial enterprise of the Authority will be deposited in any other bank account, except as contemplated by the Escrow and Disbursement Agreement until the same shall terminate and except that the Authority may maintain (a) the Petty Cash Fund and Cash Prize Reserve Fund contemplated by Section 4.26 of the Management Agreement at the Resort so long as monies held therein shall not exceed the amount permitted by the Management Agreement as in effect on the date hereof and (b) the Cash Contingency Reserve Fund and the Disbursement Account contemplated by Section 4.24 of the Management Agreement in the name of the Authority so long as, in each case, the provisions of Section 3.2.2 are complied with.

     3.   WITHDRAWALS OF FUNDS FROM CASH COLLATERAL ACCOUNTS.

          3.1 The Bank shall not allow any Person to withdraw funds from any of the Cash Collateral Accounts except upon a written direction of the Trustee. The Trustee hereby directs the Bank to effect the following disbursements from the Cash Collateral Accounts specified below in the amounts, at the times and otherwise in accordance with the instructions set forth below, subject to the provisions of Section 13.1:

               3.1.1 Prior to the first business day of each calendar month, the Manager, on behalf of the Authority, shall deliver to the Bank, with a copy to the Authority and the Trustee, an Officers' Certificate in the form of EXHIBIT A. To the extent of funds available in the Depository Account, the Bank shall on the first business day of such calendar month, transfer from the Depository Account to the Interest and Excess Cash Flow Account, the amount specified in said Officers' Certificate.

               3.1.2 Prior to the 25th day of each calendar month, commencing on the earlier of October 31, 1996 and the first calendar month after commencement of operations, the Manager, on behalf of the Authority, shall deliver to the Bank, with a copy to the Authority and the Trustee, an Officers' Certificate in the form of EXHIBIT B. To the extent of funds available in the Depository Account, the Bank shall, on the 25th day of such month or, if such day is not a business day, on the next succeeding business day, effect the following transfers and payments in the order of priority specified below: (a) first, withdraw from the Depository Account for payment to the Tribe in accordance with the Tribe's Payment Instructions the amount of the Minimum Priority Payment specified in Paragraph 2 of said Officers' Certificate, (b) second, transfer from the Depository Account to the Cash Maintenance Account, the amount, if any, specified in Paragraph 3 of said Officers' Certificate, (c) third, transfer from the Depository Account to the Interest and Excess Cash Flow Account, the amounts, if any, specified in Paragraphs 4 and 5 of said certificate, and
(d) fourth, if no Revocation Notice is then in effect with respect to the applicable transfer or payment, and except as otherwise provided in Section 3.1.10, make the balance of the transfers and the payments, if any, specified in Paragraph 6 of said certificate in accordance with the payment instructions therein.

               3.1.3 Except as otherwise provided in Section 3.2.4, the Bank shall, from and after the Commencement Date, to the extent of funds available in the Depository Account transfer from the Depository Account to the Disbursement Account such amounts as the Manager, on behalf of the Authority, may request to be so transferred in accordance with the provisions of Section 3.2.2.

               3.1.4     The Bank shall upon receipt of an
Officers' Certificate from the Manager on behalf of the Authority in the form of EXHIBIT C, to the extent of funds available in the Event of Loss Account, make payments from the Event of Loss Account to the Persons and in the amounts specified by the Manager on behalf of the Authority in said
Officers' Certificate, provided that if a Revocation Notice applicable to withdrawals from the Event of Loss Account shall be outstanding or Section 3.1.10 shall apply, no payment may be made from funds on deposit in the Event of Loss Account except to the Trustee.

               3.1.5     The Bank shall upon receipt of an
Officers' Certificate from the Manager on behalf of the Authority in the form of EXHIBIT D, to the extent of funds available in the Asset Sale Account, make payments from the Asset Sale Account to the Persons and in the amounts specified by the Manager on behalf of the Authority in said Officers' Certificate, provided that if a Revocation Notice applicable to withdrawals from the Asset Sale Account shall be outstanding or Section 3.1.10 shall apply, no payment may be made from funds on deposit in the Asset Sale Account except to the Trustee.

               3.1.6 So long as no Revocation Notice applicable to withdrawals from the Replacement Reserve Account shall be outstanding, and except as otherwise provided in Section 3.1.10, the Bank shall upon receipt of an Officers' Certificate from the Manager on behalf of the Authority in the form of EXHIBIT E, to the extent of funds available in the Replacement Reserve Account, make payments from such account to the Persons and in the amounts specified by the Manager on behalf of the Authority in said certificate.

               3.1.7     The Bank shall upon receipt of an
Officers' Certificate from the Manager on behalf of the Authority in the form of Exhibit F, to the extent of funds available in the Interest and Excess Cash Flow Account, make payments from the Interest and Excess Cash Flow Account to the Persons and in the amounts specified by the Manager on behalf of the Authority in said Officers' Certificate, provided that if a Revocation Notice shall be outstanding with respect to the applicable payment or Section
3.1.10 shall apply, no payment may be made from funds on deposit in the Interest and Excess Cash Flow Account except to the Trustee.

               3.1.8     The Bank shall upon receipt of an
Officers' Certificate from the Manager on behalf of the Authority or an Officer's Certificate from the Authority in the form of Exhibit G, transfer to the Trustee, in accordance with the Trustee's Payment Instructions, on the day specified in such Officers' Certificate, the amount therein specified from funds on deposit in the Depository Account.

               3.1.9 Upon receipt of a written request from the Trustee, the Bank shall transfer to the Trustee in accordance with the Trustee's Payment Instructions the amount specified in such written request from the Cash Collateral Account or Accounts, and on the date or dates, specified therein. No Person other than the Trustee may direct the Bank to withdraw funds from the Cash Maintenance Account and all funds withdrawn therefrom may only be paid over to the Trustee.

               3.1.10 Except for the disbursement of the Minimum Priority Payments and transfers of funds from the Depository Account to the Interest and Excess Cash Flow Account and to the Cash Maintenance Account, at the request of the Manager on behalf of the Authority, or of the Trustee, the Bank shall not honor requests from any Person other than the Trustee for transfers of funds from the Depository Account to any other account, or permit withdrawals of funds from any account by any Person other than the Trustee or at its direction, unless the Officers' Certificates required to be delivered pursuant to Sections 3.1.1 and 3.1.2 with respect to the month in which a transfer of funds is requested shall have been received by it.

          3.2 The Authority hereby authorizes the Manager to give the Officers' Certificates referred to in Section 3.1 on its behalf in accordance with this Agreement. The Manager agrees timely to deliver the Officers' Certificates called for by Section 3.1. Each of the Manager and the Authority further agrees for the benefit of the Trustee and the holders of the Senior Secured Notes that:

               3.2.1     It shall immediately give notice to the
Trustee and the Bank of any Default, Payment Default or Event of Default of which it is aware.

               3.2.2 It shall not use or allow to be used any funds in the Disbursement Account for any purpose other than the payment of Operating Expenses or Permitted Principal Payments, and shall not request or permit any transfer of funds from the Depository Account to the Disbursement Account more than one time per week and then only in an amount which shall not exceed the aggregate amount of Operating Expenses and Permitted Principal Payments that are reasonably anticipated to be due and payable within the ensuing 7-day period. It shall not use or allow to be used any funds in the Cash Contingency Reserve Fund for any purpose other than the payment of excess winnings to gaming customers of the Resort as contemplated by the Management Agreement as in effect on the date hereof, and shall not request or permit any transfer of funds from the Depository Account to the Cash Contingency Reserve Fund if, after giving effect to such transfer, the funds on deposit therein would exceed $50,000 at any time. No amounts may be withdrawn to pay Permitted Principal Payments on the Indebtedness permitted by Section 4.09(a) of the Indenture so long as a Revocation Notice is in effect with respect to such payments. Each request for withdrawal of funds from the Depository Account for deposit in the Disbursement Account or the Cash Contingency Reserve Fund shall be deemed to be a representation and warranty that such request and withdrawal are permitted under this Section 3.2.2 and under Section 3.2.4.

               3.2.3 It shall not request or cause or permit to be requested a disbursement of funds in the Depository Account, Event of Loss Account, Asset Sale Account or Interest and Excess Cash Flow Account, except for a purpose specifically permitted by the provisions of the Indenture applicable to such account; it shall not request or cause or permit to be requested a disbursement of funds in the Cash Maintenance Account; and it shall not request or cause or permit to be requested a disbursement of funds in the Disbursement Account, the Replacement Reserve Account or the Cash Contingency Reserve Fund, except for a purpose specifically permitted by the Management Agreement as in effect on the date hereof.

               3.2.4 It shall not have the right to, and shall not, request the Bank to make any withdrawals from: (a) the Asset Sale Account, the Event of Loss Account or the Replacement Reserve Account for payment to any Person other than the Trustee from and after the date that the Senior Secured Notes shall have been accelerated to and including the date such acceleration shall have been rescinded or the Obligations shall have been paid in full, without the prior written consent of the Trustee; (b) the Depository Account for deposit in the Disbursement Account, the Replacement Reserve Account or the Cash Contingency Reserve Fund from and after the date that the Senior Secured Notes shall have been accelerated to and including the date such acceleration shall have been rescinded or the Obligations shall have been paid in full, without the prior written consent of the Trustee; (c) any Cash Collateral Account for payments to the Authority, the Tribe or the Manager upon the occurrence and during the continuance of a Payment Default or while a Blockage Period is in effect (provided that the foregoing provision shall not apply to the making of the Minimum Priority Payments); (d) any Cash Collateral Account for payments of interest on the Subordinated Notes upon the occurrence and during the continuance of a Default or an Event of Default; and
(e) any Cash Collateral Account for payments of principal on the Subordinated Notes upon the occurrence and during the continuance of any Event of Default.

               3.2.5 It shall not take or cause to be taken any action which would result in or would constitute a Default or Event of Default under the Indenture, this Agreement or any other
Collateral Document, whether or not such action might otherwise be permitted under any other agreement to which it is a party.

          3.3 The Manager, SIHL and the Tribe understand and agree that rights they may have to payments from the Authority whether under the Management Agreement or otherwise are subordinate to the rights of the Trustee and the holders of the Senior Secured Notes in the Cash Collateral, including, without limitation, pursuant to the provisions of this Agreement, until indefeasible payment in full of the Obligations shall have been made, any provision of the Management Agreement, expressly or by implication, to the contrary notwithstanding; PROVIDED that the Trustee and the holders of the Senior Secured Notes shall have no right to recover any amount properly paid to the Tribe, the Manager or the holders of the Subordinated Notes, in each case in compliance with the terms of the Indenture (including Section 4.07 thereof) and of this Agreement (including all exhibits thereto) and, in the case of the Subordinated Notes, in compliance with the provisions of the Purchase Agreement (including Article VIII thereof) as in effect on the date hereof.

          3.4 The Trustee agrees that as promptly as practicable upon its obtaining actual knowledge that a Default, Payment Default or Event of Default is no longer continuing or a Blockage Period is no longer in effect, it shall notify the Bank of such event.

     4.   INVESTMENT OF FUNDS IN THE CASH COLLATERAL ACCOUNTS.

          4.1 Pending disbursement in accordance with this Agreement, all funds on deposit in the Cash Collateral Accounts shall be invested in cash; PROVIDED HOWEVER that the Trustee hereby directs the Bank, so long as no Revocation Notice shall be in effect, to invest such funds in Cash Equivalents if so instructed by the Manager on behalf of the Authority; and PROVIDED, FURTHER, that the Bank shall not invest any such funds in any investment unless such investment is described in Section 4.2 of this Agreement and the Bank has taken the actions described in Section
4.2 with respect to such investment. The Bank shall hold all Cash Equivalents under the sole dominion and control of the Bank, as agent for the Trustee for the ratable benefit of holders of the Senior Secured Notes. Further, the Bank shall note in its records that all funds and other assets in the Cash Collateral Accounts have been pledged to the Trustee, and that the Bank is holding such items as agent for the Trustee. Accordingly, such funds shall not be within the bankruptcy "estate" of the Bank. The Authority hereby authorizes the Manager to invest funds in the Cash Collateral Accounts in Cash Equivalents on its behalf in accordance with this Agreement.

          4.2 The Authority and the Trustee hereby irrevocably instruct the Bank as follows:

               (a) To the extent it is within its power, the Bank at all times shall maintain all of the Cash Collateral free and clear of all Liens, safekeeping or other charges, demands and claims of any nature whatsoever now or hereafter existing, in favor of anyone other than the Trustee;

               (b) With respect to any cash in any Cash Collateral Account, the Bank shall at all times maintain dominion and control over, and possession of, such cash on behalf of the Trustee until such time as the cash is disbursed from such Cash Collateral
Account in accordance with the terms of this Agreement;

               (c) With respect to any certificated securities, as a condition to acquiring any such securities: (i) the Bank shall confirm that the Bank does not have any knowledge of any other claims of any other person or entity in or to the securities; (ii) the Bank shall cause any such securities to be issued in the name of, or endorsed to, the Bank as agent for the Trustee; (iii) the Bank at all times shall maintain dominion and control over, and possession of, said securities on behalf of the Trustee until such time as the securities are sold for cash, at which time all proceeds shall be held in accordance with clause (b) of this
Section 4.2; and (iv) the Bank at all times shall designate in its records that it is holding said securities as agent for the Trustee, as trustee under the Indenture.

               (d) With respect to any uncertificated securities (other than uncertificated securities issued by the federal government or an agency or instrumentality thereof), as a condition to acquiring any such securities: (i) the Bank shall confirm that the Bank does not have any knowledge of any other claims of any other person or entity in or to the securities; (ii) the Bank (A) shall cause the Authority to execute a letter substantially in the form of EXHIBIT H attached hereto addressed to the issuer (or the transfer agent for the issuer, if applicable) pertaining to the securities, the Bank shall deliver said letter to the issuer of the securities (or the transfer agent for the issuer, if applicable), and the Bank shall have received back from the issuer (or the transfer agent for the issuer, if applicable) a copy of said letter signed by the issuer of the securities (or the transfer agent for the issuer, if applicable), or (B) shall have taken such alternative steps as are necessary or appropriate in order to cause the Trustee to enjoy a continuous first priority perfected security interest in the securities; and (iii) the Bank at all times shall designate in its records that it is holding said securities as agent for the Trustee, as trustee under the Indenture. For purposes of determining the steps to be taken under clause (ii)(B) of this Section 4.2(d), the Bank may rely upon an opinion of counsel to the Authority or the Bank (the expense of which shall be paid by the Authority) specifying (A) that the counsel is familiar with the laws applicable to the perfection of security interests in said securities and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in said securities.

               (e) With respect to any uncertificated securities issued by the federal government or an agency or instrumentality thereof, as a condition to acquiring any such securities: (i) the Bank shall confirm that the Bank does not have any knowledge of any claims of any other person or entity in or to the securities; and
(ii) the Bank shall have taken such steps as are necessary and appropriate in order to cause the Trustee to enjoy a continuous perfected first priority security interest in said securities. For purposes of determining the foregoing steps, the Bank may rely upon an opinion of counsel to the Authority or the Bank (the expense of which shall be paid by the Authority) specifying (A) that the counsel is familiar with the laws applicable to the perfection of security interests in said securities and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in said securities.

               (f) The Bank shall take any other steps from time to time requested by the Trustee to confirm and maintain the priority of the security interests in favor of the Trustee in items of the Cash Collateral that have been delivered to the Bank.

               (g) The Bank shall immediately disburse all funds held in the Cash Collateral Accounts to the Trustee and transfer title to all other Cash Collateral held by the Bank hereunder to the Trustee upon receipt of written request therefor by the Trustee.

     5. EVENTS OF DEFAULT. The occurrence of any of the following specified events shall be an Event of Default hereunder:

          5.1 The occurrence and continuance of an Event of Default (as defined in the Indenture) under the Indenture.

          5.2 Any representation, warranty, certification, statement (collectively, "representations") or covenant or agreement by the Manager, the Authority or the Tribe in this Agreement, or any certificate, request, budget or statement delivered pursuant to this Agreement, fails to be true in any material respect on the date given or made in the case of a representation, or is breached in any material respect, in the case of a covenant.

          5.3 Any monies are withdrawn from any of the Cash Collateral Accounts in violation of the provisions of the Indenture, this Agreement, or any other Collateral Document, and the monies so withdrawn are not redeposited in the applicable account within two business days of the date on which such withdrawal occurred; or the Trustee ceases to have a valid and enforceable pledge and a perfected security interest of first priority in the Cash Collateral.

     6.   CERTAIN MATTERS REGARDING THE BANK AND THE TRUSTEE.

          6.1 LIMITATION OF BANK'S LIABILITY. The Bank's responsibility and liability under this Agreement shall be limited as follows: (a) the Bank shall have no responsibility to the Manager, SIHL, the Tribe, the Authority, the Trustee or the holders of the Senior Secured Notes or the Subordinated Notes as a consequence of performance by the Bank hereunder except for any gross negligence or willful misconduct of the Bank or failure to account for funds held on deposit. The Bank shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence (including but not limited to its failure to account for funds on deposit) or willful misconduct.

          6.2 INDEMNITY OF BANK. The Authority indemnifies, holds harmless and defends the Bank and its officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Bank's performance under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of the Bank or failure to account for funds on deposit.

          6.3 RIGHT TO CONSULT COUNSEL. The Bank and the Trustee may, if either of them deems necessary or appropriate, consult with and be advised by counsel in respect to rights or duties hereunder. Each of the Bank and the Trustee shall be entitled to rely upon the advice of its counsel in any action taken in its capacity as the Bank or the Trustee, as the case may be, hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel. The Authority agrees to pay all such reasonable counsel fees.

          6.4 AGENCY. The Bank shall act solely as the Trustee's agent in connection with its duties under this Agreement, notwithstanding any other provision contained in this Agreement, without any right to receive compensation from the Trustee and without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder. The Authority acknowledges and agrees that in no event shall the Trustee or the holders of the Senior Secured Notes be liable for, nor shall the

Obligations of the Authority be affected or diminished as a consequence of, any action or inaction of the Bank with respect to the Cash Collateral.

          6.5 WAIVER OF SETOFF RIGHTS. The Bank hereby acknowledges the Trustee's security interest as set forth above and waives any security interest or other lien in the Cash Collateral and further waives any right to set off the Cash Collateral now or in the future against any indebtedness of the Authority, the Tribe, the Manager, SIHL or any other Person to the Bank. The waivers set forth in this Section 6.5 are of rights which may exist now or hereafter in favor of the Bank in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Bank in its capacity as agent for the Trustee. Nothing in this
Section 6.5 shall be construed as waiving, limiting or diminishing any rights of the Trustee as trustee under the Indenture against the Authority.

          6.6 COOPERATION. The Bank is hereby directed to cooperate with the Trustee in the exercise of its rights in the Cash Collateral provided for herein. The Trustee will take all necessary action to preserve and protect the security interest created hereby as a lien and encumbrance upon the Cash Collateral and, upon demand, the other parties hereto will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Cash Collateral.

          6.7 COMPENSATION. For each calendar year during the term of this Agreement (a) prior to the Commencement Date, the Authority shall pay the sum of $_________ to the Bank as compensation for services to be performed by the Bank under this Agreement in said year, and (b) thereafter, the Bank shall disburse from the Depository Account $_________ to the Bank as compensation for services to be performed by the Bank under this Agreement in said year. The Bank shall receive such payments without the requirement of obtaining any further consent or action on the part of any other party to this Agreement with respect to such payment.

          6.8 LIMITATION OF TRUSTEE'S LIABILITY. The Trustee's responsibility and liability under this Agreement shall be limited as follows: (a) the Trustee shall have no responsibility to the Manager, SIHL, the Tribe, the Authority, the Bank or the holders of the Senior Secured Notes or Subordinated Notes as a consequence of performance by the Trustee hereunder except for any gross negligence (including but not limited to its failure to account for funds received by it) or willful misconduct of the Trustee and except as otherwise provided in the Indenture and except as otherwise provided in the Indenture. The Trustee shall have no duties or obligations hereunder except as expressly set forth herein and in the Indenture, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and of the Indenture and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence (including but not limited to its failure to account for funds received by it) or willful misconduct and except as otherwise provided in the Indenture.

          6.9 INDEMNITY OF TRUSTEE. In addition to its indemnification obligations in the Indenture, the Authority indemnifies, holds harmless and defends the Trustee and its officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Trustee's performance under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence (including but not limited to its failure to account for funds received by it) or willful misconduct of the Trustee and except as otherwise provided in the Indenture.

     7. TERMINATION. This Agreement shall terminate upon receipt by the Bank from the Trustee of a notice to the effect that the Senior Secured Notes have been paid in full, unless sooner terminated pursuant to Section 8 hereof; PROVIDED, HOWEVER, that the obligations of the Authority under Section 6.2 and Section 6.9 of this Agreement shall survive the termination of this Agreement.

     8. SUBSTITUTION OR RESIGNATION. The Trustee shall have the right, upon the expiration of thirty (30) days following delivery of written notice of substitution to all the other parties hereto to cause the Bank to be relieved of its duties hereunder and to select a substitute bank to serve hereunder, provided that such substitute bank shall be an Eligible Institution. The Bank may resign at any time upon thirty (30) days' written notice to all the other parties hereto. Such resignation shall take effect upon receipt by the Bank of an instrument of acceptance executed by a successor Eligible Institution and consented to by the other parties hereto. Upon selection of such substitute bank, the Authority, the Trustee, the Tribe, the Manager, SIHL and the substitute bank shall enter into an agreement substantially identical to this Agreement and, thereafter, the Bank shall be relieved of its duties and obligations to perform hereunder, except that the Bank shall transfer to the substitute bank upon request therefor all funds and Cash Equivalents maintained by the Bank hereunder and originals of all documents in the Bank's possession relating to such funds or Cash Equivalents or this Agreement.

     9. BANK STATEMENTS. The Bank shall deliver the Bank Statements to the Authority and the Manager and, upon its request, to the Trustee; PROVIDED, HOWEVER, that the Bank shall not be required to provide such statements more often than weekly. On or prior to the fifteenth day of each month, the Bank shall deliver to the Trustee a statement setting forth the aggregate dollar amount on deposit in each of the Cash Mandatory Maintenance Account and the Interest and Excess Cash Flow Account on the last day of the preceding month.

     Upon the request of the Authority or the Trustee, the Manager shall deliver or cause to be delivered to the requesting Person copies of such bank statements pertaining to the Disbursement Account or the Cash Contingency Reserve Fund as the requesting Person may request.

     10. CHOICE OF LAW. This Agreement, the parties' obligations hereunder, and any disputes hereunder, shall be governed by and interpreted and construed in accordance with the substantive laws of the State of Connecticut (except its choice of law rules, and except that the Trustee's rights and remedies set forth herein, and the pledge and security interest granted hereby, shall in any event be lawful and enforceable in accordance with the terms hereof under the laws of the Tribe). This Agreement shall be construed in accordance with its intent and with the fair meaning of its provisions, and without regard to any presumption or other rules requiring construction against the party which caused the same to be drafted.

     11.  CONSENT TO SUIT.  WAIVER OF JURY TRIAL.

          11.1 The Tribe does not consent to the enforcement, levy or other execution of any judgment for money or other damages against any assets, real or personal, of the Tribe, except that the Tribe and the Authority each do herewith consent to the enforcement and execution of any judgment, whether obtained as a result of judicial, administrative, or arbitrational proceedings, against any assets of the Authority. Subject to the foregoing, the Tribe and the Authority each does herewith waive its sovereign immunity from unconsented suit, whether such suit be brought in law or in equity, or in administrative proceedings or proceedings in arbitration, to permit the commencement, maintenance, and enforcement of any action, by any person with standing to maintain an action, to interpret or enforce the terms of this Agreement, and to enforce and execute any judgment resulting therefrom against the Authority or the assets of the Authority. Notwithstanding any other provision of law or canon of construction, the Tribe and the Authority each intend this waiver to be interpreted liberally to permit the full litigation of disputes arising under or out of this Agreement. Without limiting the generality of the foregoing, the Tribe and the Authority waive their immunity from unconsented suit to permit the maintenance of the following actions:

               (a) COURTS. The Tribe and the Authority each waive their immunity from unconsented suit to permit any court of competent jurisdiction to (i) enforce and interpret the terms of this Agreement, and award and enforce the award of damages against the Authority owing as a consequence of a breach thereof, whether such award is the product of litigation, administrative proceedings, or arbitration; (ii) determine whether any consent or approval of the Tribe or the Authority has been improperly granted or unreasonably withheld; (iii) enforce any judgment prohibiting the Tribe or the Authority from taking any action, or mandating or obligating the Tribe or the Authority to take any action, including a judgment compelling the Tribe or the Authority to submit to binding arbitration; and (iv) adjudicate any claim under the Indian Civil Rights Act of 1968, 25 U.S.C. Section 1302 (or any successor statute).

               (b) GAMING DISPUTES COURT. Without limiting in any manner the foregoing waivers of immunity or the jurisdiction of any of the courts of the United States or any state thereof, the Tribe and the Authority hereby stipulate and agree that, immediately upon execution and delivery of this Agreement, judgment may and shall be entered by the Gaming Disputes Court:

                    (i) declaring that (a) the Senior Secured Notes are, or when issued will be, the duly authorized, lawful and valid obligation of the Authority, enforceable in accordance with their terms against the Authority in the Gaming Disputes Court, (b) the Indenture and the Collateral Documents, including this Agreement, are the duly authorized, lawful and valid obligation of the Tribe and the Authority, enforceable in accordance with their terms against the Tribe and the Authority in the Gaming Disputes Court,
  (c) the Liens granted pursuant to this Agreement are valid and enforceable and, as to the funds and investments in each of the Cash Collateral Accounts are duly perfected and prior Liens thereon, enforceable in accordance with the terms of this Agreement and the Indenture (including by foreclosure as herein or therein set forth) against the Authority, against any purchaser (including a bona fide purchaser) of such Cash Collateral and against any creditor that acquires a judicial Lien on any of the Cash Collateral, and no financing statement or continuation statement is required to be filed, or Collateral Document is required to be registered, recorded or lodged, or other action is required to be taken or event is required to have occurred, in order for such Liens to be and remain so perfected and for as long as any of the Senior Secured Notes may remain outstanding, and (d) there shall be no limitation (either by way of a time bar on the commencement of any action or proceeding or under any equitable principles such as the doctrine of laches) on the time within which any action or proceeding to collect any claim, to foreclose any Lien or otherwise to enforce any claim, interest, Lien, right or remedy arising in favor of the Trustee or any Holder under the Senior Secured Notes, the Indenture, or this Agreement must be commenced, and

                    (ii) ordering that (a) the Trustee shall be appointed and authorized to act as the receiver of and trustee for all funds in each of the Cash Collateral Accounts and as such receiver and trustee shall have the power and authority to demand, collect, receive, hold and disburse all funds in each of the Cash Collateral Accounts at any time and in any manner arising and by whomever held and all power and authority reasonably incidental thereto, and (b) on each day, the Authority shall cause to be delivered to the Trustee, for deposit to the Depository Account, all funds required to be deposited therein, and (c) the Trustee shall release, hold or pay out such deposit as provided in Section
  10.03 of the Indenture.

               (c) Each party hereto agrees that it shall not contest or dispute the legality, validity or enforceability of the provisions of this Section 11.1.

     12.  MISCELLANEOUS.

          12.1 WAIVER. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          12.2 INVALIDITY. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

          12.3 NO AUTHORITY. The Bank shall have no authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

          12.4 ASSIGNMENT. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties, provided that (i) the rights and duties of the Trustee are assignable to a successor trustee appointed in accordance with the terms of the Indenture, (ii) the rights and duties of the Bank are assignable to any entity appointed in accordance with the terms hereof as the successor bank hereunder, and (iii) the rights and duties of the Manager are assignable to a successor manager appointed in accordance with the terms of the Indenture. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          12.5 BENEFIT. The parties hereto, the holders from time to time of the Senior Secured Notes, and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

          12.6 TIME. Time is of the essence of each provision of this Agreement.

          12.7 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Indenture and the other Collateral Documents, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

          12.8 NOTICES. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and may be personally delivered, sent by telecopier, sent by reputable courier or sent by United States certified mail and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) on the second business day if sent by overnight reputable courier; (c) upon confirmation of receipt of telecopy, when sent by telecopier; or (d) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:


          To the Bank:

               First Fidelity Bank
               10 State House Square
               Hartford, CT  06103-3698
               Attention:  W. Jeffrey Kramer
                           Vice President Corporate Trust
               Telecopy:


          To the Trustee:

               First Fidelity Bank
               10 State House Square
               Hartford, CT  06103-3698
               Attention:  W. Jeffrey Kramer
                           Vice President Corporate Trust
               Telecopy:


          To the Tribe or the Authority:

               Ralph Sturges, Chief, and
               Carlisle Fowler, Business Board Member, and
               Roland Harris, Business Board Member
               Mohegan Tribe of Indians of Connecticut
               27 Church Lane
               Uncasville, CT  06382
               Telecopy:  (203) 848-0545

          With a copy to:

               Lewis B. Rome, Esq.
               Rome, McGuigan, Hoberman,
                 Sabanosh & Klebanoff, P.C.
               One State Street

               Hartford, Connecticut 06103-3103
               Telecopy:  (203) 724-3921

          To the Manager or SIHL:

               Len Wolman
               Trading Cove Associates
               914 Hartford Turnpike
               P.O. Box 60
               Waterford, Connecticut 06385
               Telecopy:  (203) 437-7752

or at such other address or telecopier number as the specified entity most recently may have designated in writing in accordance with this paragraph to the others. Notwithstanding the foregoing, no notice to the Bank or the Trustee shall be deemed to have been given to it or received by it unless and until actually received by it. The failure by any party hereto to give a copy of any notice given by it hereunder to any Person (other than the recipient thereof), unless such Person is the Bank or the Trustee, shall not affect the validity of such notice.

          12.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          12.10 CAPTIONS. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

     13.  REMEDIES.

          13.1 ADDITIONAL REMEDIES. In addition to the rights otherwise provided under this Agreement and to any rights and remedies provided in the Indenture, the Senior Secured Notes and the other Collateral Documents, upon an Event of Default and for so long as such Event of Default continues the Trustee may exercise any or all of the following remedies, successively or concurrently and in such order as the Trustee elects:

               (a) The Trustee may deliver some or all of the notices contemplated by Section 3.1.10 and Section 4.2(g) above.

               (b) The Trustee may exercise in respect of the Cash Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Connecticut Uniform Commercial Code (now in force and as hereafter amended) or other applicable law, and the Trustee may also, without notice to the Authority, the Manager, the Tribe or SIHL except as specified below, sell the Cash Collateral or any part thereof in one or more parcels at one or more public or private sales, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. Each of the Authority and the other parties hereto acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. Each of the Authority and the other parties hereto agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Authority of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each purchaser at any such sale shall acquire the property sold free and clear of any claim or right of the Authority, the Bank or any other party to this Agreement.

               (c) Any cash that is Cash Collateral held by the Trustee and all cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Cash Collateral shall be applied (after payment of any and all amounts payable to the Trustee pursuant to the Indenture) against the Obligations for the ratable benefit of the holders of the Senior Secured Notes. Any surplus of such cash or cash proceeds held by the Trustee and remaining after payment in full of all the Obligations shall be paid over to the Authority or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

               (d) The Authority hereby irrevocably appoints the Trustee as its attorney-in-fact effective upon and during the continuance of an Event of Default with full power of substitution to do any act which the Authority is obligated hereby to do, whether directly or through the Manager on behalf of the Authority, to exercise such rights as the Authority might exercise with respect to the Cash Collateral and to execute and file in the Authority's name any financing statements and amendments thereto required or advisable to protect the Trustee's rights or security interest hereunder. Such appointment and power of attorney shall be irrevocable and coupled with an interest.

          13.2 FUTURE ADVANCES. All funds advanced in the reasonable exercise of the Bank's or Trustee's judgment to protect the rights and interests of the Trustee or the holders of the Senior Secured Notes under the Indenture or the Collateral Documents are deemed to be obligatory advances and are to be added to the total indebtedness secured by the Leasehold Mortgage. All sums so advanced shall be secured by the Leasehold Mortgage with the same priority of lien as the security for any other obligations secured thereunder; provided, however, that at no time shall the principal amount of the debt secured by the Leasehold Mortgage, together with all other indebtedness for the construction and development of the Resort, exceed $325,000,000.

                  [Signature Pages To Follow]

                           SIGNATURES

Dated as of September 29, 1995     MOHEGAN TRIBAL GAMING AUTHORITY


                                   By:      /s/  Ralph W. Sturges
                                   ---------------------------------
                                   Name:  Ralph W. Sturges
                                   Title: Chairman, Management Board

Attest:


 /s/ Carlisle Fowler
- ----------------------


Dated as of September 29, 1995     TRADING COVE ASSOCIATES


                                   By:      /s/  Len Wolman
                                   ---------------------------------
                                   Name:  Len Wolman
                                   Title: President, LMW Investments,
                                          Inc. Managing Partner

Attest:


 /s/  Elizabeth J. McNamee
- ---------------------------


Dated as of September 29, 1995     SUN INTERNATIONAL HOTELS LIMITED


                                   By:      /s/  Howard B. Kerzner
                                   ---------------------------------
                                   Name:  Howard B. Kerzner
                                   Title: Executive Vice President

Attest:


  /s/  Judith A. Shapiro
- ---------------------------

Dated as of September 29, 1995     FIRST FIDELITY BANK


                                   By:      /s/  W. Jeffrey Kramer
                                        ---------------------------------
                                        Name:  W. Jeffrey Kramer
                                        Title: Vice President

Attest:


 /s/  Thomas J. Brett
- ----------------------


Dated as of September 29, 1995     MOHEGAN TRIBE OF INDIANS OF
                                   CONNECTICUT
                                   (solely with respect to its obligations
                                    under Sections 2.1 and 3.3)


                              By:      /s/  Ralph W. Sturges
                                   ---------------------------------
                                   Name:  Ralph W. Sturges
                                   Title: Lifetime Chief and Chair
                                          of Tribal Council


Attest:


 /s/  Carlisle Fowler
- ----------------------

          SCHEDULE I TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

                    FORM OF REVOCATION NOTICE

                     [Letterhead of Trustee]

                             [Date]

First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust


     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Manager, Bank, SIHL and the undersigned Trustee
          (the "Agreement")

Ladies and Gentlemen:

     We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes a Revocation Notice under the Agreement.

          Please be advised that to the best of our knowledge:

          Check Applicable Box or Boxes:

     / /  1.   A Default has occurred and is continuing and you are
          hereby advised not to honor requests for payment of interest on the Subordinated Notes.

     / /  2.   An Event of Default has occurred and is continuing
          and you are hereby advised not to honor requests for payments of principal of or interest on the Subordinated Notes.

     / /  3.   A Payment Default has occurred and is continuing and
          you are hereby advised not to honor requests for payment in favor of the Tribe (other than Minimum Priority Payments), the Authority or the Manager or Permitted Principal Payments on Indebtedness permitted by Section 4.09(a) of the Indenture.

     / /  4.   A Blockage Period is in effect and you are hereby
          advised not to honor requests for payments in favor of the Tribe (other than Minimum Priority Payments), the Authority or the Manager or Permitted Principal Payments on Indebtedness permitted by Section 4.09(a) of the Indenture.


                                I

     / /  5.   The Senior Secured Notes have been accelerated and
          no funds may be withdrawn from any of the Cash Collateral Accounts by any Person other than the Trustee or at its specific direction in each instance.

     / /  6.   All funds in any of the Cash Collateral Accounts not
          currently invested in Cash Equivalents must be invested in cash.

          The foregoing instructions will be effective until further notice is given by the Trustee to you in the form of
Schedule II to the Agreement cancelling the foregoing instructions.


                              Chicago Title Insurance Company


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________


cc:  Trading Cove Associates
     Mohegan Tribal Gaming Authority


                                II

         SCHEDULE II TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

                    FORM OF TRUSTEE'S NOTICE

                     [Letterhead of Trustee]

                             [Date]


First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust


     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Manager, Bank, SIHL and the undersigned Trustee
          (the "Agreement")

Ladies and Gentlemen:

          We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes a Trustee's notice under the Agreement.

          1. Please be advised that the instructions given to you in Paragraph [1][2][3][4][5][6](1) of our Revocation Notice dated
[insert date] are cancelled effective upon receipt of this notice by you.

                              Chicago Title Insurance Company


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________

cc:  Trading Cove Associates
     Mohegan Tribal Gaming Authority



- -------------------------
1.   Delete inapplicable item.


                                III

          EXHIBIT A TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

       FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (A)

                     [Letterhead of Manager]

                             [Date]

First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust

     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Trustee, Bank, SIHL and the undersigned Manager
          (the "Agreement")

Ladies and Gentlemen:

          We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes an Officers' Certificate under
Section 3.1.1 of the Agreement.

     The undersigned hereby certifies that the aggregate amount required to be deposited in the Interest and Excess Cash Flow Account on [insert date, I.E. first business day of applicable month and year] pursuant to clause (i) of the first sentence of
Section 4.26 of the Indenture is equal to $_______.

     The foregoing certifications are true and correct and each of the Bank and the Trustee is entitled to rely on the foregoing.


                                   Trading Cove Associates

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

cc:  Chicago Title Insurance Company
     Mohegan Tribal Gaming Authority


                                IV

          EXHIBIT B TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

       FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (B)

                     [Letterhead of Manager]

                             [Date]

First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust

     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Trustee, Bank, SIHL and the undersigned Manager
          (the "Agreement")

Ladies and Gentlemen:

     We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes an Officers' Certificate under
Section 3.1.2 of the Agreement.

     1. The undersigned hereby certifies that attached hereto as ANNEX I is a complete, accurate and reasonably detailed computation of the Cash Flow and the Excess Cash Flow for the calendar month ended [insert last day of month next preceding certificate's date].

     2. The undersigned hereby certifies (a) that the Tribe is entitled to the payment of a Minimum Priority Payment of $50,000 on the day which is the 25th day of the month in which this certificate is delivered or, if such day is not a business day, the next succeeding business day and (b) that this payment is permitted by Section 4.07(a) of the Indenture.

     Check the Applicable Box

     / / 3A. The undersigned hereby certifies that the amount required to be deposited in the Cash Maintenance Account on the day which is the 25th day of the month in which this certificate is delivered or, if such day is not a business day, the next succeeding business day, pursuant to Section 4.08 of the Indenture equals $_____________.

          OR

     / / 3B. The undersigned hereby certifies that no monies are required to be deposited in the Cash Maintenance Account on the 25th day of the month in which this certificate is delivered pursuant to Section 4.08 of the Indenture.


                                V

     Check the Applicable Box:

     / / 4A. The undersigned hereby certifies that the sum of $______, representing 50% of the Excess Cash Flow accrued for the month of [insert month next preceding certificate's date], is required to be deposited in the Interest and Excess Cash Flow Account pursuant to clause (ii) of the first sentence of Section 4.26 of the Indenture, after giving effect to the related provisions of the second sentence of said Section, on the day which is the 25th day of the month in which this certificate is delivered or, if such day is not a business day, the next succeeding business day.

          OR

     / / 4B. No deposits are required to be made in the Interest and Excess Cash Flow Account on the 25th day of the month in which this certificate is delivered pursuant to clause (ii) of the first sentence of Section 4.26 of the Indenture, after giving effect to the related provisions of the second sentence of said Section.

     Check the Applicable Box:

     / / 5A. The undersigned hereby certifies that the amount of Cash Flow Participation Interest accrued for the month of [insert month next preceding certificate's date] is equal to $_____, and such amount is required to be deposited in the Interest and Excess Cash Flow Account pursuant to clause (iii) of the first sentence of
Section 4.26 of the Indenture, after giving effect to the related provisions of the third sentence of said Section, on the day which is the 25th day of the month in which this certificate is delivered or, if such day is not a business day, the next succeeding business day.
          OR

     / / 5B. No deposit of Cash Flow Participation Interest is required to be made in the Interest and Excess Cash Flow Account on the 25th day of the month in which time this certificate is delivered pursuant to clause (iii) of the first sentence of Section
4.26 of the Indenture after giving effect to the related provisions of the third sentence of said Section.

          6. The undersigned (i) hereby requests the Bank to effect the following transfers and payments on the day which is the 25th day of the month in which this certificate is delivered or, if such day is not a business day, the next succeeding business day if, but only if, the amount specified in Paragraph 2 has been paid and the amounts specified in Boxes 3A and 4A, if any, have been deposited in full in the Cash Maintenance Account and the Interest and Excess Cash Flow Account, respectively, and (ii) as a condition to such transfers and payments, makes the certifications specified below:

          Check All Applicable Boxes:

     / / (a) to transfer $_______ from the Depository Account to the Replacement Reserve Account; and, in connection therewith, certifies that this transfer does not violate Section 3.2.4 of the Agreement or any other provision thereof and is otherwise permitted by the Indenture and the Management Agreement (as in effect on the date of the Agreement).

     / / (b) to transfer $________ from the Depository Account to the Cash Contingency Reserve Fund in accordance with the payment instructions attached hereto, and, in connection therewith, certifies that this transfer does not violate Section 3.2.4 of the Agreement or any


                                VI
other provision thereof and is otherwise permitted by the Indenture and the Management Agreement (as in effect on the date of the Agreement).

     / / (c) to pay the sum of $__________ to the holders of the Subordinated Notes in accordance with the payment instructions attached hereto from funds on deposit in the Depository Account, and, in connection therewith, certifies that such payment is permitted under Section 4.07[(d)] [(e)] of the Indenture and not otherwise prohibited by the Indenture or the Purchase Agreement (including Article VIII thereof and the form of Subordinated Note attached thereto) as in effect on the date of the Agreement, and does not violate Section 3.2.4 of the Agreement or any other provision thereof.

     / / (d) to pay the sum of $___________ to the Authority in accordance with the Authority's Payment Instructions from funds on deposit in the Depository Account, and, in connection therewith, certifies that such payment is permitted under Section 4.07(h) of the Indenture and not otherwise prohibited by the Indenture, and does not violate Section 3.2.4 of the Agreement or any other provision thereof.

     / / (e) to pay a Management Fee of $_____________ to the Manager in accordance with the Manager's Payment Instructions from funds on deposit in the Depository Account, and, in connection therewith, certifies that such payment is permitted under Section 4.07(b) of the Indenture and not otherwise prohibited by the Indenture or the Management Agreement as in effect on the date hereof, and does not violate Section 3.2.4 of the Agreement or any other provision thereof.


     / / (f) to pay the amount of $___________ to the Tribe in accordance with the Tribe's Payment Instructions from funds on deposit in the Depository Account, and, in connection therewith, certifies that such payment is permitted under Section 4.07(c) of the Indenture and not otherwise prohibited by the Indenture, and does not violate Section 3.2.4 of the Agreement or any other provision thereof.

     / / (g) transfer the amount of $_________ from the Interest and Excess Cash Flow Account to the Depository Account, and, in connection therewith, certifies that such transfer is permitted under Section 4.26 of the Indenture and not otherwise prohibited by the Indenture, and does not violate Section 3.2.4 of the Agreement or any other provision thereof.


                                VII

     The foregoing representations, warranties and certifications are true and correct and each of the Bank and the Trustee is entitled to rely on the foregoing.


                                   Trading Cove Associates


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


cc:  Chicago Title Insurance Company
     Mohegan Tribal Gaming Authority


                                VIII

          EXHIBIT C TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

       FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (C)

                     [Letterhead of Manager]

                             [Date]


First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust

     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Trustee, Bank, SIHL and the undersigned Manager
          (the "Agreement")

Ladies and Gentlemen:

     We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes an Officers' Certificate under
Section 3.1.4 of the Agreement.

     Check the Applicable Box or Boxes:

     / /  1.   The undersigned certifies that the Authority has
satisfied all conditions precedent set forth in the Indenture and the Leasehold Mortgage to the release of Net Loss Proceeds held in the Event of Loss Account and the payments requested below are permitted under Section 3.2.4 of the Agreement. The undersigned requests that the aggregate sum of $__________ be paid to the Persons and in the amounts specified in Annex I hereto from funds on deposit in the Event of Loss Account. The undersigned certifies that all such payments constitute payments permitted by Section
4.11 of the Indenture and by the Leasehold Mortgage and are not otherwise prohibited by the Indenture, the Leasehold Mortgage or the Agreement.

     / /  2.   The undersigned requests that the sum of
$___________ be paid to the Trustee in accordance with the Trustee's Payment Instructions on [insert business day preceding the day specified below] from funds on deposit in the Event of Loss Account, such amount being the aggregate amount required to be paid on [insert date] to the holders of Senior Secured Notes who have accepted the Authority's Event of Loss Offer pursuant to Section
4.11 of the Indenture.

     / /  3.   The undersigned certifies that the Authority has
satisfied all conditions precedent set forth in Section 4.11 of the Indenture to the release of Excess Loss Proceeds to the Authority and the payment requested below is permitted under Section 3.2.4 of the Agreement. The undersigned requests that the sum of $_______________ be paid to the Authority in accordance with the Authority's Payment

                                IX

Instructions from funds on deposit in the Event of Loss Account.
The undersigned certifies that such payment is permitted by
Section 4.11 of the Indenture and not otherwise prohibited by the Indenture or the Agreement.

     The foregoing representations, warranties and certifications are true and correct and each of the Bank and the Trustee is entitled to rely on the foregoing.

                                   Trading Cove Associates


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


cc:  Chicago Title Insurance Company
     Mohegan Tribal Gaming Authority


                                X

          EXHIBIT D TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

       FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (D)

                     [Letterhead of Manager]

                             [Date]

First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust


     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Trustee, Bank, SIHL and the undersigned Manager
          (the "Agreement")

Ladies and Gentlemen:

     We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes an Officers' Certificate under
Section 3.1.5 of the Agreement.

          Check the Applicable Box or Boxes:

     / /  1.   The undersigned certifies that the Authority has
satisfied all conditions precedent set forth in the Indenture to the release of Net Proceeds held in the Asset Sale Account and the payments requested below are permitted under Section 3.2.4 of the Agreement. The undersigned requests that the aggregate sum of $_________ be paid to the Persons and in the amounts specified in ANNEX I hereto from funds on deposit in the Asset Sale Account. The undersigned certifies that all such payments constitute payments permitted by Section 4.10 of the Indenture and not otherwise prohibited by the Indenture or the Agreement.

     / /  2.   The undersigned requests that the sum of $__________
be paid to the Trustee in accordance with the Trustee's Payment Instructions on [insert business day preceding the day specified below] from funds on deposit in the Asset Sale Account, such amount being the aggregate amount required to be paid on [insert date] to the holders of Senior Secured Notes who have accepted the Authority's Asset Sale Offer pursuant to Section 4.10 of the Indenture.

     / /  3.   The undersigned certifies that the Authority has
satisfied all conditions precedent set forth in Section 4.10 of the Indenture to the release of Excess Proceeds to the Authority and the payment requested below is permitted under Section 3.2.4 of the Agreement. The undersigned requests that the sum of $_______________ be paid to the Authority in accordance with the Authority's Payment Instructions from funds on deposit in the Asset Sale Account. The undersigned certifies that such payment is permitted by Section 4.10 of the Indenture and not otherwise prohibited by the Indenture or the Agreement.


                                XI

     The foregoing representations, warranties and certifications are true and correct and each of the Bank and the Trustee is entitled to rely on the foregoing.


                                   Trading Cove Associates


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________



cc:  Chicago Title Insurance Company
     Mohegan Tribal Gaming Authority


                                XII

          EXHIBIT E TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

       FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (E)

                     [Letterhead of Manager]

                             [Date]

First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust

     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Trustee, Bank, SIHL and the undersigned Manager
          (the "Agreement")

Ladies and Gentlemen:

     We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes an Officers' Certificate under
Section 3.1.6 of the Agreement.

     The undersigned hereby (a) requests that the aggregate amount of $__________ be paid to the Persons and in the amounts specified in ANNEX II from funds on deposit in the Replacement Reserve Account and (b) certifies that such payments are permitted to be made under the Agreement (including Section 3.2.4 thereof), the Indenture and the Gaming Facility Management Agreement (as in effect on the date hereof).

     The foregoing certifications are true and correct and each of the Bank and the Trustee is entitled to rely on the foregoing.

                                   Trading Cove Associates

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

cc:  Chicago Title Insurance Company
     Mohegan Tribal Gaming Authority


                                XIII

          EXHIBIT F TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

       FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (F)

                     [Letterhead of Manager]

                             [Date]

First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust


     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Trustee, Bank, SIHL and the undersigned Manager
          (the "Agreement")

Ladies and Gentlemen:

     We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes an Officers' Certificate under
Section 3.1.7 of the Agreement.

          Check the Applicable Box or Boxes:

     / /  1.   The undersigned requests that the amount of
$________ be paid to the Trustee in accordance with the Trustee's Payment Instructions on [insert business day preceding the date specified below in this Paragraph 1.] from funds available in the Interest and Excess Cash Flow Account, such amount representing interest (including Liquidated Damages, if any) due and payable on the Senior Secured Notes on [insert date].

     / /  2.   The undersigned requests that the amount of
$_________ be paid to the Trustee in accordance with the Trustee's Payment Instructions on [insert business day preceding the date specified below in this Paragraph 2.] from funds available in the Interest and Excess Cash Flow Account, such amount being the aggregate amount required to be paid on [insert date] to the holders of Senior Secured Notes who have accepted the Authority's Excess Cash Purchase Offer pursuant to Section 4.28 of the Indenture.

     / /  3.   The undersigned (a) certifies that its request for
the payments requested below and the making thereof are not prohibited by Section 3.2.4 of the Agreement, (b) requests that the aggregate amount of $_________ be paid to the Persons and in the amounts specified in ANNEX I hereto from funds available in the Interest and Excess Cash Flow Account, and (c) certifies that the making of such payments is permitted by clause (iii) of the penultimate sentence of Section 4.26 of the Indenture, will be applied to the making of capital expenditures that reduce Excess Cash Flow under the definition thereof, and is not otherwise prohibited by the Indenture or the Agreement.

     / /  4.   The undersigned certifies that (a) its request for
the payments requested below and the making thereof are not prohibited by Section 3.2.4 of the Agreement, (b) requests that the amount


                                XIV
of $____________ be paid from funds on deposit in the Interest and Excess Cash Flow Account to the holders of the Subordinated Notes who have accepted the Authority's Excess Cash Purchase
Offer pursuant to Section 4.07(f) of the Indenture in accordance with the attached payment instructions and (c) certifies that the making of such payment is permitted by Section 4.07(f) of the Indenture and not otherwise prohibited by the Indenture or the Agreement.

     / /  5.   The undersigned certifies that (a) its request for
the payment requested below and the making thereof are not prohibited by Section 3.2.4 of the Agreement, (b) requests that the amount of $________ be paid from funds on deposit in the Interest and Excess Cash Flow Account to the Tribe in accordance with the Tribe's Payment Instructions and (c) certifies that the making of such payment is permitted by Section 4.07(g) of the Indenture and not otherwise prohibited by the Indenture or the Agreement.

     The foregoing certifications are true and correct and each of the Bank and the Trustee is entitled to rely on the foregoing.

                                   Trading Cove Associates


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

cc:  Chicago Title Insurance Company
     Mohegan Tribal Gaming Authority


                                XV

          EXHIBIT G TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

       FORM OF DISBURSEMENT REQUEST AND CERTIFICATION (G)

              [Letterhead of Manager or Authority]

                             [Date]

First Fidelity Bank
10 State House Square
Hartford, Connecticut 06103-3698
Attention:     W. Jeffrey Kramer
               Vice President, Corporate Trust


     Re: Cash Collateral Accounts Pledge and Security Agreement dated September 29, 1995 among the Authority, Tribe,
          Trustee, Bank, SIHL, and [Manager] (the "Agreement")

Ladies and Gentlemen:

     We refer to the Agreement. Capitalized terms used herein shall have the respective meanings given such terms in the Agreement. This letter constitutes an Officers' Certificate under
Section 3.1.8 of the Agreement.

          Check the Applicable Box or Boxes:

     / /  1.   The undersigned requests that the amount of
$________ be paid to the Trustee in accordance with the Trustee's Payment Instructions on [insert business day preceding the date specified below in this Paragraph 1.] from funds available in the Depository Account, such amount being the aggregate amount required to be paid on [insert date] to the holders of Senior Secured Notes who have accepted the Authority's Change of Control Offer pursuant to Section 4.16 of the Indenture.

     / /  2.   The undersigned requests that the amount of
$_________ be paid to the Trustee in accordance with the Trustee's Payment Instructions on [insert business day preceding the date specified below in this Paragraph 1.] from funds available in the Depository Account, such amount being the aggregate amount required to be paid on [insert date] to the holders of Senior Secured Notes whose Notes are required to be redeemed pursuant to Section 3.08 of the Indenture.



                                XVI

     The foregoing certifications are true and correct and each of the Bank and the Trustee is entitled to rely on the foregoing.


                                   Trading Cove Associates or
                                   Mohegan Tribal Gaming Authority


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


cc:  Chicago Title Insurance Company
     Mohegan Tribal Gaming Authority


                                XVII

          EXHIBIT H TO CASH COLLATERAL ACCOUNTS PLEDGE
                     AND SECURITY AGREEMENT

                             [Date]


[INSERT NAME AND ADDRESS OF ISSUER OR TRANSFER AGENT, AS
APPLICABLE]
_______________________________________
_______________________________________

Attention:  _____________________

     Re:  Pledge of Shares of _________________ (the "Issuer")

Ladies and Gentlemen:

     This letter shall provide you with irrevocable instructions concerning __________ shares (the "Shares") of beneficial interest of _______________ [INSERT NAME OF ISSUER] to be held in account no.
____________________ (the "Account") and registered in the name of the undersigned (the "Shareholder"). The undersigned hereby certifies and agrees as follows:

          1. The Shareholder has pledged and granted a security interest in the Shares, together with all interest, dividends, gains and other income thereon and reinvestments thereof, together with all right, title and interest of Shareholder in the Account with respect to the foregoing (the "Pledge"), to _______________ [INSERT NAME OF TRUSTEE] (the "Trustee") in its capacity as trustee under that certain Indenture dated September 29, 1995 among the Mohegan Tribal Gaming Authority (the "Authority"), an instrumentality of the Mohegan Tribe of Indians of Connecticut (the "Tribe"), the Tribe and the Trustee pertaining to the Authority's ______% Senior Secured Notes due 2002. In such capacity, the Trustee is referred to herein as the "Pledgee."

          2. The Shareholder hereby represents to you that: (a) the Pledgee has designated _____________ [INSERT NAME OF BANK] (the "Bank") to serve as the Pledgee's designee and agent in order to perfect the security interest in favor of the Pledgee; and (b) the Shareholder has not granted any security interest, right or claim in the Shares or the Account to any person other than the Pledgee.

          3. Accordingly, the Shareholder hereby irrevocably directs you to make such notations in the records pertaining to the Shares and the Account as are necessary to reflect the Pledge, including the registration of the Shares and the Account in the name of the Authority and the registration of the Pledge of the Shares in the following name:




          "___________________ [INSERT NAME OF BANK], as
          agent for _______________ [INSERT NAME OF
          TRUSTEE], in the latter's capacity as trustee under that certain Indenture dated September 29, 1995 among the Mohegan Tribal Gaming Authority, the Mohegan Tribe of Indians of Connecticut, and [INSERT NAME OF TRUSTEE] pertaining to the Authority's [_____]% Senior Secured Notes due 2002"


                              XVIII

          4. The Shareholder hereby further irrevocably directs you to reinvest all dividends or distributions from net investment income and capital gains in additional Shares of the Issuer, subject to the Pledge. In addition, the Shareholder hereby irrevocably instructs you, notwithstanding any contrary instructions from the Shareholder, to follow only instructions received from the Bank, furnished in writing, concerning (a) the payment or reinvestment of dividends or distributions and (b) the redemption, transfer, sale or any other disposition or transaction concerning the Shares or the interest, dividends, gains and other income thereon.

          5. The Shareholder also irrevocably authorizes and directs you to send all notices, statements and all other communications concerning the Shares or the Account to the following address or such other address as may be specified in written instructions from the Bank: [Insert name and address of Bank]

[Insert Name of Bank], as agent for [Insert Name of Trustee]

                              [Insert address of Bank]
                              Attn:_______________________________
                              Re:  Mohegan Tribal Gaming Authority

          6. The Shareholder agrees that neither you, the Issuer or any of their respective partners, trustees, officers, employees or affiliates (collectively, the "Issuer Affiliates") shall be liable for complying in good faith with the instructions contained herein or failing to comply with any contrary or inconsistent instructions that may subsequently be issued by the Shareholder. The Shareholder further agrees to hold harmless and indemnify each of the Issuer Affiliates against any claim or loss arising out of any actions or omissions taken by any person in reliance on or compliance with the instructions and authorizations contained herein.

          7. The Shareholder agrees that the instructions contained herein may be revoked by the Shareholder only upon the receipt by you of the Bank's written consent to such revocation or written notification from the Bank that the Pledge has been terminated.

                              Very truly yours,

                              MOHEGAN TRIBAL GAMING AUTHORITY


                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

GUARANTEE OF SIGNATURE

Authorized Signature

By:_______________________    Address:
Title:____________________

Dated:____________________    Dated:


                                XIX

     The undersigned hereby confirms the following for the benefit of the above-referenced Pledgee and Bank:

     (i)  The undersigned is [CHECK APPROPRIATE BOX]

          / / The Issuer of the Shares, which has been organized under the laws of a jurisdiction which has adopted Article 8 of the Uniform Commercial Code pertaining to investment securities, and said laws accordingly permit the undersigned to register a pledge of the Shares in favor of the Pledgee by taking the steps referenced in numbered paragraph 3 of the above letter.

          / / The transfer agent for the Issuer of the Shares, which Issuer has been organized under the laws of a jurisdiction which has adopted Article 8 of the Uniform Commercial Code pertaining to investment securities, and said laws accordingly permit the undersigned to register a pledge of the Shares in favor of the Pledgee by taking the steps referenced in numbered paragraph 3 of the above letter.

         (ii) The undersigned agrees to comply with the instructions set forth in the above letter. The Pledge has been registered on ______________, 199_ [INSERT DATE].

        (iii) Immediately after registration of the Pledge, there were no liens, restrictions or adverse claims (as to which the undersigned has a duty to disclose under the Uniform Commercial Code) to the Shares, other than the Pledge.


Date:  _____________________, 199 _________________________________


                                XX